                    [ANNOTATED FORM N-CSR FOR ANNUAL REPORTS]

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file
number: 811-08044
       -------------------------------------------------

Morgan Stanley High Yield, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1221 Avenue of the America's 22nd Floor New York, NY 10020
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, 33rd Floor New York, New York 10020
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area
code: 1-800-221-6726
     -----------------------------------

Date of fiscal year
end: 12/31
    --------------------------------------------------------------
Date of reporting
period: 12/31
       --------------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund's as annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows: [Provide annual report.]

                                    ANNUAL REPORT

                                    December 31, 2003


                                    [MORGAN STANLEY LOGO]


                                    Morgan Stanley
                                    High Yield Fund, Inc.

                                    Morgan Stanley
                                    Investment Management Inc.
                                    Investment Adviser

Morgan Stanley High Yield Fund, Inc.

DIRECTORS
Charles A. Fiumefreddo              Ronald E. Robison
Michael Bozic                       EXECUTIVE VICE PRESIDENT AND PRINCIPAL
Edwin J. Garn                       EXECUTIVE OFFICER
Wayne E. Hedien
James F. Higgins                    Joseph J. McAlinden
Dr. Manuel H. Johnson               VICE PRESIDENT
Joseph J. Kearns
Michael Nugent                      Barry Fink
Philip J. Purcell                   VICE PRESIDENT
Fergus Reid
                                    Stefanie V. Chang
OFFICERS                            VICE PRESIDENT
Charles A. Fiumefreddo
CHAIRMAN OF THE BOARD               James W. Garrett
                                    TREASURER AND CHIEF FINANCIAL OFFICER
Mitchell M. Merin
PRESIDENT                           Michael J. Leary
                                    ASSISTANT TREASURER

                                    Mary E. Mullin
                                    SECRETARY

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
JPMorgan Investor Services Company
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
1-(800) 278-4353

LEGAL COUNSEL
Clifford Chance US LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

(C) 2004 Morgan Stanley

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Letter to Stockholders                      Overview

PERFORMANCE

For the year ended December 31, 2003, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share of 39.29% compared to 27.94% for the CSFB High Yield Index (the "Index"). On December 31, 2003, the closing price of the Fund's shares on the New York Stock Exchange was $6.55, representing a 5.9% discount to the Fund's net asset value per share.

FACTORS AFFECTING PERFORMANCE

   - The rally in the high-yield market that began in October of 2002 not only continued, but accelerated throughout 2003, and this past year will go down in history as the second best year ever since the asset class developed in the mid-1980s.
   - The large price appreciation experienced in the market was driven by the perception of an improving economy early in the year, and later this perception became reality as the economy posted significant growth during the second half of the year.
   - In addition, record inflows into the asset class left investors with large amounts of cash that easily absorbed the near-record amount of new issuance that occurred. Many high-yield mutual funds began the year with more conservative portfolios than the market benchmarks and this led to almost "frenzied" buying in the lowest rated segments of the market.
   - Corporate earnings improved significantly in 2003 and this aided in bringing down the number of defaults during the year as the Moody's issuer-based default rate fell from a high of 10.8% in January of 2002 to 5.3% in 2003.
   - The spread of the Index tightened by 461 basis points during the year to close at 486 over U.S. Treasuries. In addition, the yield to maturity declined to 8.3% from 12.5% at the end of 2002.
   - The price appreciation in lower rated securities was exorbitant as CCC securities returned over 52% as compared to the good, but far lower 20% for BB rated securities. Wireless communications, utilities, telecommunications and cable were the best performing industries with returns between 47% and 51%. Not coincidentally, these were the main sectors that had performed very poorly in 2001 and 2002. All industries posted positive returns during the year, but the lagging sectors were consumer products, food & drug, gaming/leisure, and forest products.
   - Good security selection in metals, wireless communications, telecommunications, broadcasting, chemicals and utilities were the main contributors to positive performance. In addition, our underweight to the consumer product sector added to performance as this sector lagged the overall market. Finally, our use of leverage in this fund during the year was particularly beneficial in a year with such strong price appreciation.
   - On the negative side, our lower allocation to CCC rated securities, particularly in the second half of the year, detracted from relative returns. In addition, our underweight to the utility sector hurt performance as this sector rebounded strongly from the poor performance experienced most of the previous year. Finally, our security selection in healthcare, technology and financials detracted from performance, which was mainly due to our selecting higher rated companies that lagged the larger returns of lower rated bonds.

MANAGEMENT STRATEGIES

   - During the year using our bottom-up security selection, we increased our exposure to both utilities and consumer products, but remained underweight in both sectors. We also increased our allocation to manufacturing and wireless communications where we found several companies that represented good value.
   - The very large new issue calendar gave us many opportunities to initiate new positions, but we were very selective as many issues were either not priced attractively or did not have good fundamentals. We decreased our exposure to several sectors including financials, gaming, transportation and metals.
   - Our main overweighted sectors are in manufacturing, chemicals, housing and wireless communications, while our main sector underweights include utilities, consumer products, telecommunications, aerospace and services.
   - We sold several higher quality positions in financials, gaming and healthcare as we felt they perform poorly in a rising interest rate environment due to their higher correlation to U.S. Treasuries. We also slightly decreased our exposure to CCC rated securities as we feel many are over-valued due to their extremely high price appreciation over the past fourteen months.
   - At year-end, our main over-weighted sectors were in manufacturing, chemicals, housing, and wireless communications, while our main sector underweights include utilities, consumer products, financials, aerospace and services.

Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
Executive Vice President and Principal Executive Officer

                                                                    January 2004

--------------------------------------------------------------------------------
THE FUND ANNOUNCED IN JANUARY 2004, THAT IT WILL BE MANAGED BY THE TAXABLE FIXED INCOME TEAM. CURRENT MEMBERS OF THE TEAM, ALL OF MORGAN STANLEY INVESTMENT MANAGEMENT, INCLUDE SHEILA FINNERTY, A MANAGING DIRECTOR, GORDON LOERY, AN EXECUTIVE DIRECTOR, JOSH GIVELBER, VICE PRESIDENT AND CHAD LIU, VICE PRESIDENT.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.
Statement of Net Assets
(Showing Percentage of Total Value of       STATEMENT OF NET ASSETS
Investments)                                December 31, 2003

                                                                         FACE
                                                                       AMOUNT                VALUE
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (94.8%)
--------------------------------------------------------------------------------------------------
BROADCASTING (3.0%)
Granite Broadcasting Corp.
   9.75%, 12/1/10                                               $         345(a)     $         346
Interep National Radio Sales, Inc.
   10.00%, 7/1/08                                                         631                  561
Nextmedia Operating, Inc.
   10.75%, 7/1/11                                                         682(b)               777
Salem Communications Holding Corp.
   9.00%, 7/1/11                                                          700(b)               765
TV Azteca SA de CV
   10.50%, 2/15/07                                                        765(b)               786
--------------------------------------------------------------------------------------------------
                                                                                             3,235
==================================================================================================
CABLE (5.6%)
Avalon Cable Holding Finance, Inc.
   11.875%, 12/1/08                                                       148(c)               157
Charter Communications Holdings LLC
   0.00%, 1/15/11                                                         642(b)(c)            481
   0.00%, 5/15/11                                                         185(b)(c)            125
   9.625%, 11/15/09                                                       100                   89
   10.25%, 1/15/10                                                        392                  353
   10.75%, 10/1/09                                                        205                  189
CSC Holdings, Inc.
   7.25%, 7/15/08                                                         110                  115
   8.125%, 7/15/09                                                        555(b)               599
   9.875%, 2/15/13                                                        150                  157
   10.50%, 5/15/16                                                        145                  167
DirecTV Holdings LLC
   8.375%, 3/15/13                                                        720                  839
Echostar DBS Corp.
   9.125%, 1/15/09                                                        829(b)               932
Pegasus Communications Corp.
   9.75%, 12/1/06                                                         170                  154
   12.50%, 8/1/07                                                          90                   86
Pegasus Satellite Communications, Inc.
   0.00%, 3/1/07                                                          120(c)               102
   12.375%, 8/1/06                                                         55                   52
Renaissance Media Group LLC
   10.00%, 4/15/08                                                        275(c)               286
Satelites Mexicanos SA de CV
   10.125%, 11/1/04                                                     1,105(d)               503
Telenet Communications NV
   9.00%, 12/15/13                                            EUR         365(a)               476
Telenet Group Holding NV
   0.00%, 6/15/14                                               $         155(c)                98
--------------------------------------------------------------------------------------------------
                                                                                             5,960
==================================================================================================
CHEMICALS (7.3%)
Avecia Group plc
   11.00%, 7/1/09                                               $         527        $         476
Equistar Chemicals LP
   10.125%, 9/1/08                                                        601(b)               661
   10.625%, 5/1/11                                                        145                  161
FMC Corp.
   10.25%, 11/1/09                                                        300                  353
Huntsman Advanced Materials LLC
   11.00%, 7/15/10                                                        235(a)               261
Huntsman International LLC
   10.125%, 7/1/09                                                        378(b)               391
   10.125%, 7/1/09                                            EUR         405                  497
ISP Chemco, Inc.
   10.25%, 7/1/11                                               $         375(b)               424
ISP Holdings, Inc.
   10.625%, 12/15/09                                                      330(b)               365
Koppers, Inc.
   9.875%, 10/15/13                                                       175(a)               194
KRATON Polymers LLC
   8.125%, 1/15/14                                                         90(a)                94
Messer Griesheim GmbH
   10.375%, 6/1/11                                            EUR         755                1,106
Millennium America, Inc.
   7.00%, 11/15/06                                              $         330                  340
   9.25%, 6/15/08                                                         438                  480
Nalco Co.
   7.75%, 11/15/11                                                        655(a)               704
Rhodia SA
   8.875%, 6/1/11                                                         610(a)               564
Rockwood Specialties Group, Inc.
   10.625%, 5/15/11                                                       400(a)               448
Westlake Chemical Corp.
   8.75%, 7/15/11                                                         260(a)               286
--------------------------------------------------------------------------------------------------
                                                                                             7,805
==================================================================================================
CONSUMER PRODUCTS (1.7%)
Oxford Industries, Inc.
   8.875%, 6/1/11                                                         255(a)               280
Rayovac Corp.
   8.50%, 10/1/13                                                         385                  410
Safilo Capital International SA
   9.625%, 5/15/13                                            EUR         660(a)               714
Simmons Co.
   7.875%, 1/15/14                                              $         120(a)               121

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   3

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                         FACE
                                                                       AMOUNT                VALUE
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS  (CONT'D)
Tempur-Pedic, Inc.
   10.25%, 8/15/10                                              $         244(a)     $         274
--------------------------------------------------------------------------------------------------
                                                                                             1,799
--------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA (6.6%)
Advanstar Communications, Inc.
   8.68%, 8/15/08                                                         863(a)(e)            910
   10.75%, 8/15/10                                                        100(a)               109
Alliance Atlantis Communications, Inc.
   13.00%, 12/15/09                                                       735                  841
Dex Media, Inc.
   0.00%, 11/15/13                                                        795(a)(c)            564
Dex Media East LLC
   12.125%, 11/15/12                                                      415                  513
Dex Media West LLC
   9.875%, 8/15/13                                                        425(a)               496
Hollinger Participation Trust, PIK
   12.125%, 11/15/10                                                      715(a)               853
Muzak LLC
   9.875%, 3/15/09                                                        558                  542
   10.00%, 2/15/09                                                        400                  428
Nexstar Finance, Inc.
   7.00%, 1/15/14                                                         205(a)               207
PEI Holdings, Inc.
   11.00%, 3/15/10                                                        260                  303
Primedia, Inc.
   8.875%, 5/15/11                                                        620(b)               657
Vivendi Universal SA
   6.25%, 7/15/08                                                         180(a)               192
   9.25%, 4/15/10                                                         385(a)               458
--------------------------------------------------------------------------------------------------
                                                                                             7,073
==================================================================================================
ENERGY (9.0%)
BRL Universal Equipment 2001 A LP
   8.875%, 2/15/08                                                        702(b)               756
Chesapeake Energy Corp.
   7.50%, 9/15/13                                                         745                  810
Citgo Petroleum Corp.
   11.375%, 2/1/11                                                        260                  303
El Paso Production Holding Co.
   7.75%, 6/1/13                                                          780(a)(b)            772
GulfTerra Energy Partners LP
   8.50%, 6/1/10                                                          140                  160
   10.625%, 12/1/12                                                       613(b)               763
Hanover Compressor Co.
   8.625%, 12/15/10                                                       120                  125
Hanover Equipment Trust
   8.50%, 9/1/08                                                $         405        $         431
   8.75%, 9/1/11                                                          250                  266
Hilcorp Energy I LP
   10.50%, 9/1/10                                                         570(a)               627
Husky Oil Co.
   8.90%, 8/15/28                                                         856(b)(e)            993
Magnum Hunter Resources, Inc.
   9.60%, 3/15/12                                                         355                  404
MSW Energy Holdings LLC
   7.375%, 9/1/10                                                         495(a)               520
   8.50%, 9/1/10                                                          105(a)               115
Pemex Project Funding Master Trust
   8.625%, 2/1/22                                                         565                  629
   9.125%, 10/13/10                                                       345(b)               411
Tesoro Petroleum Corp.
   9.00%, 7/1/08                                                          250                  261
   9.625%, 4/1/12                                                         366                  402
Vintage Petroleum, Inc.
   7.875%, 5/15/11                                                        545                  578
   9.75%, 6/30/09                                                         325                  344
--------------------------------------------------------------------------------------------------
                                                                                             9,670
==================================================================================================
FINANCIALS (1.6%)
iStar Financial, Inc.
   8.75%, 8/15/08                                                         685(b)               795
JSG Funding plc
   10.125%, 10/1/12                                           EUR         621                  886
--------------------------------------------------------------------------------------------------
                                                                                             1,681
==================================================================================================
FOOD & DRUG (1.7%)
CA FM Lease Trust
   8.50%, 7/15/17                                               $         682(a)               770
Couche-Tard Finance Corp.
   7.50%, 12/15/13                                                        145(a)               152
Delhaize America, Inc.
   8.125%, 4/15/11                                                        830(b)               959
--------------------------------------------------------------------------------------------------
                                                                                             1,881
==================================================================================================
FOOD & TOBACCO (3.4%)
Altria Group, Inc.
   7.00%, 11/4/13                                                         680                  727
Michael Foods, Inc.
   8.00%, 11/15/13                                                        415(a)               435
National Beef Packing Co. LLC
   10.50%, 8/1/11                                                         265(a)               274
Pilgrim's Pride Corp.
   9.625%, 9/15/11                                                        935                1,033

4   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                         FACE
                                                                       AMOUNT                VALUE
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
FOOD & TOBACCO  (CONT'D)
PPC Escrow Corp.
   9.25%, 11/15/13                                              $         265(a)     $         276
Smithfield Foods, Inc.
   7.625%, 2/15/08                                                        945(b)               959
--------------------------------------------------------------------------------------------------
                                                                                             3,704
==================================================================================================
FOREST PRODUCTS (5.7%)
Abitibi-Consolidated, Inc.
   6.00%, 6/20/13                                                         645                  620
Georgia-Pacific Corp.
   8.875%, 2/1/10                                                         960(b)             1,099
Graphic Packaging International Corp.
   9.50%, 8/15/13                                                         665(a)(b)            738
Norampac, Inc.
   6.75%, 6/1/13                                                          295                  309
Owens-Brockway
   7.75%, 5/15/11                                                          50                   54
   8.75%, 11/15/12                                                        125                  140
Owens-Illinois, Inc.
   7.35%, 5/15/08                                                         275                  284
   7.50%, 5/15/10                                                         850(b)               876
Pliant Corp.
   13.00%, 6/1/10                                                         482                  444
Tekni-Plex, Inc.
   8.75%, 11/15/13                                                        205(a)               215
   12.75%, 6/15/10                                                        523                  572
Tembec Industries, Inc.
   8.50%, 2/1/11                                                          780(b)               811
--------------------------------------------------------------------------------------------------
                                                                                             6,162
==================================================================================================
GAMING & LEISURE (6.5%)
Harrah's Operating Co., Inc.
   8.00%, 2/1/11                                                          623(b)               733
Hilton Hotels Corp.
   7.625%, 12/1/12                                                        185(b)               209
   7.95%, 4/15/07                                                         647(b)               721
Horseshoe Gaming Holding Corp.
   8.625%, 5/15/09                                                        667                  708
Host Marriott Corp.
   7.875%, 8/1/08                                                         283                  296
Host Marriott LP
   7.125%, 11/1/13                                                        230(a)               236
Lodgenet Entertaiment Corp.
   9.50%, 6/15/13                                                         345                  379
MGM Mirage
   6.00%, 10/1/09                                                         520                  537
Park Place Entertainment Corp.
   7.875%, 12/15/05                                             $         355        $         381
   8.875%, 9/15/08                                                        250                  284
Starwood Hotels & Resorts Worldwide, Inc.
   7.375%, 5/1/07                                                         170                  184
   7.875%, 5/1/12                                                         575(b)               649
Station Casinos, Inc.
   8.375%, 2/15/08                                                      1,150(b)             1,238
Venetian Casino Resort LLC
   11.00%, 6/15/10                                                        365(b)               425
--------------------------------------------------------------------------------------------------
                                                                                             6,980
==================================================================================================
HEALTH CARE (4.5%)
AmerisourceBergen Corp.
   8.125%, 9/1/08                                                         604(b)               683
Fisher Scientific International, Inc.
   8.00%, 9/1/13                                                           60(a)                65
   8.125%, 5/1/12                                                         360                  388
Fresenius Medical Care Capital Trust II
   7.875%, 2/1/08                                                         865                  928
HCA, Inc.
   6.91%, 6/15/05                                                         905(b)               954
Manor Care, Inc.
   7.50%, 6/15/06                                                          55                   60
   8.00%, 3/1/08                                                          189                  215
Medco Health Solutions, Inc.
   7.25%, 8/15/13                                                         240                  262
National Nephrology Associates, Inc.
   9.00%, 11/1/11                                                         100(a)               105
Omnicare, Inc.
   8.125%, 3/15/11                                                        318                  349
Tenet Healthcare Corp.
   6.50%, 6/1/12                                                          517(b)               498
   7.375%, 2/1/13                                                         305(b)               308
--------------------------------------------------------------------------------------------------
                                                                                             4,815
==================================================================================================
HOUSING (6.0%)
C.B. Richard Ellis Services, Inc.
   11.25%, 6/15/11                                                        807                  916
CBRE Escrow, Inc.
   9.75%, 5/15/10                                                          50(a)                56
Jacuzzi Brands, Inc.
   9.625%, 7/1/10                                                         690(a)               763
LNR Property Corp.
   7.25%, 10/15/13                                                        235(a)               240
   7.625%, 7/15/13                                                        680(a)(b)            719
   7.625%, 7/15/13                                                         65                   69

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   5

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                         FACE
                                                                       AMOUNT                VALUE
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
HOUSING  (CONT'D)
Louisiana-Pacific Corp.
   8.875%, 8/15/10                                              $         145        $         172
   10.875%, 11/15/08                                                      278(b)               332
Meritage Corp.
   9.75%, 6/1/11                                                          240                  269
Nortek Holdings, Inc.
   0.00%, 5/15/11                                                       1,250(a)(c)            909
   9.25%, 3/15/07                                                         130                  134
Schuler Homes, Inc.
   9.375%, 7/15/09                                                        660(b)               746
Technical Olympic USA, Inc.
   9.00%, 7/1/10                                                          463(b)               500
   10.375%, 7/1/12                                                        515(b)               580
--------------------------------------------------------------------------------------------------
                                                                                             6,405
==================================================================================================
INFORMATION TECHNOLOGY (3.1%)
Avaya, Inc.
   11.125%, 4/1/09                                                        690                  811
Fairchild Semiconductor International, Inc.
   10.50%, 2/1/09                                                         425(b)               476
Iron Mountain, Inc.
   7.75%, 1/15/15                                                         375(b)               395
   8.625%, 4/1/13                                                         570(b)               618
Xerox Capital Europe plc
   5.875%, 5/15/04                                                        350                  355
Xerox Corp.
   7.125%, 6/15/10                                                        600                  645
--------------------------------------------------------------------------------------------------
                                                                                             3,300
==================================================================================================
MANUFACTURING (5.3%)
ABB Finance, Inc.
   6.75%, 6/3/04                                                          100                   96
ABB International Finance Ltd.
   11.00%, 1/15/08                                            EUR         320                  456
Brand Services, Inc.
   12.00%, 10/15/12                                             $         285                  330
Flowserve Corp.
   12.25%, 8/15/10                                                        543(b)               633
Johnsondiversey, Inc.
   9.625%, 5/15/12                                                        511                  572
   9.625%, 5/15/12                                            EUR         235                  327
Manitowoc Co., Inc.
   10.375%, 5/15/11                                             $         768                1,072
   10.50%, 8/1/12                                                          55                   63
NMHG Holding Co.
   10.00%, 5/15/09                                                        365                  405
Trimas Corp.
   9.875%, 6/15/12                                              $         847        $         888
Tyco International Group SA
   6.375%, 10/15/11                                                       200                  215
   6.75%, 2/15/11                                                         551(b)               604
--------------------------------------------------------------------------------------------------
                                                                                             5,661
==================================================================================================
METALS (1.6%)
General Cable Corp.
   9.50%, 11/15/10                                                        255(a)               274
Glencore Nickel Property Ltd.
   9.00%, 12/1/14                                                         515(d)(f)             --@
Murrin Murrin Holdings Property Ltd.
   9.375%, 8/31/07                                                      1,595(d)(f)             --@
Republic Engineered Products LLC
   10.00%, 8/16/09                                                        136(d)                56
Republic Technologies International LLC
   13.75%, 7/15/09                                                        720(d)(f)              7
UCAR Finance, Inc.
   10.25%, 2/15/12                                                        530                  612
United States Steel Corp.
   9.75%, 5/15/10                                                         660                  746
--------------------------------------------------------------------------------------------------
                                                                                             1,695
==================================================================================================
RETAIL (1.9%)
General Nutrition Centers, Inc.
   8.50%, 12/1/10                                                         355(a)               366
Payless Shoesource, Inc.
   8.25%, 8/1/13                                                          790                  764
Penney (JC) Co., Inc.
   6.875%, 10/15/15                                                       102(b)               107
   7.60%, 4/1/07                                                           90                  100
   7.95%, 4/1/17                                                          190                  217
   8.00%, 3/1/10                                                           95                  109
   9.00%, 8/1/12                                                          273(b)               328
--------------------------------------------------------------------------------------------------
                                                                                             1,991
==================================================================================================
SERVICES (1.3%)
Allied Waste North America
   8.875%, 4/1/08                                                         791(b)               890
Encompass Services Corp.
   10.50%, 5/1/09                                                         405(d)(f)             --@
United Rentals North America, Inc.
   7.75%, 11/15/13                                                        515(a)               528
--------------------------------------------------------------------------------------------------
                                                                                             1,418
==================================================================================================
TELECOMMUNICATIONS (3.0%)
AXtel SA
   11.00%, 12/15/13                                                       585(a)               600

6   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                         FACE
                                                                       AMOUNT                VALUE
                                                                        (000)                (000)
--------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS  (CONT'D)
Esprit Telecommunications Group plc
   11.50%, 12/15/07                                           EUR         665(d)(f)             --@
Exodus Communications, Inc.
   11.625%, 7/15/10                                             $       1,106(d)(f)             --@
Knology, Inc., PIK
   12.00%, 11/30/09                                                       591(a)               593
Primus Telecommunications Group, Inc.
   9.875%, 5/15/08                                                        190                  198
   11.25%, 1/15/09                                                        290                  309
Qwest Corp.
   5.625%, 11/15/08                                                       370                  368
   6.625%, 9/15/05                                                        455                  474
Qwest Services Corp.
   13.00%, 12/15/07                                                       575(a)               678
Rhythms NetConnections, Inc.
   13.50%, 5/15/08                                                      2,609(d)(f)             --@
   14.00%, 2/15/10                                                      1,491(d)(f)             --@
Viatel, Inc.
   12.50%, 4/15/08                                                      2,400(d)(f)             --@
--------------------------------------------------------------------------------------------------
                                                                                             3,220
==================================================================================================
TRANSPORTATION (4.6%)
Amsted Industries, Inc.
   10.25%, 10/15/11                                                       505(a)               561
AutoNation, Inc.
   9.00%, 8/1/08                                                          552(b)               637
Intermet Corp.
   9.75%, 6/15/09                                                         526                  542
Laidlaw International, Inc.
   10.75%, 6/15/11                                                        715(a)               811
Lear Corp.
   8.11%, 5/15/09                                                         720(b)               851
Sonic Automotive, Inc.
   8.625%, 8/15/13                                                        500                  530
   8.625%, 8/15/13                                                        190(a)               201
TRW Automotive, Inc.
   9.375%, 2/15/13                                                        680                  780
--------------------------------------------------------------------------------------------------
                                                                                             4,913
==================================================================================================
UTILITIES (6.8%)
AES Corp. (The)
   8.875%, 2/15/11                                                         59                   65
   9.00%, 5/15/15                                                         570(a)               647
   9.375%, 9/15/10                                                         88                   98
Allegheny Energy, Inc.
   7.75%, 8/1/05                                                          285                  289
Calpine Corp.
   8.50%, 7/15/10                                               $         275(a)(b)  $         269
   8.50%, 2/15/11                                                         524(b)               418
CMS Energy Corp.
   7.50%, 1/15/09                                                          75                   78
   8.50%, 4/15/11                                                         450(b)               488
Dynegy Holdings, Inc.
   6.875%, 4/1/11                                                         708(b)               656
   9.875%, 7/15/10                                                        440(a)(b)            497
Ipalco Enterprises, Inc.
   8.625%, 11/14/11                                                       165                  185
Monongahela Power Co.
   5.00%, 10/1/06                                                         570                  583
Nevada Power Co.
   9.00%, 8/15/13                                                         480(a)               533
Northwest Pipeline Corp.
   8.125%, 3/1/10                                                         115                  128
PG&E Corp.
   6.875%, 7/15/08                                                        265(a)               288
PSEG Energy Holdings LLC
   8.625%, 2/15/08                                                        541(b)               593
Southern Natural Gas Co.
   8.875%, 3/15/10                                                        235                  266
Transcontinental Gas Pipe Line Corp.
   8.875%, 7/15/12                                                        210                  249
Williams Cos., Inc.
   6.75%, 1/15/06                                                          60(e)                62
   7.875%, 9/1/21                                                         895                  949
--------------------------------------------------------------------------------------------------
                                                                                             7,341
==================================================================================================
WIRELESS COMMUNICATIONS (4.6%)
American Tower Corp.
   6.25%, 10/15/09                                                  1,030,000                1,040
   9.375%, 2/1/09                                                          70                   75
Dobson Communications Corp.
   10.875%, 7/1/10                                                        430                  471
MetroPCS, Inc.
   10.75%, 10/1/11                                                        590(a)               590
Nextel Communications, Inc.
   9.375%, 11/15/09                                                     1,200(b)             1,314
Nextel Partners, Inc.
   11.00%, 3/15/10                                                        485(b)               538

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   7

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                         FACE
                                                                       AMOUNT                   VALUE
                                                                        (000)                   (000)
-----------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS  (CONT'D)
SBA Communications Corp.
   0.00%, 12/15/11                                              $         340(a)(c)     $         241
   10.25%, 2/1/09                                                         488                     482
   12.00%, 3/1/08                                                         132(c)                  144
-----------------------------------------------------------------------------------------------------
                                                                                                4,895
=====================================================================================================
TOTAL CORPORATE BONDS AND NOTES
   (Cost $99,460)                                                                             101,604
=====================================================================================================
SOVEREIGN & EMERGING MARKETS (0.3%)
-----------------------------------------------------------------------------------------------------
Republic of Colombia
   9.75%, 4/23/09
   (Cost $238)                                                            265(b)                  294
=====================================================================================================

                                                                       SHARES
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (0.4%)
-----------------------------------------------------------------------------------------------------
BROADCASTING (0.0%)
   Paxson Communications Corp.                                        130,565(f)                   --@
=====================================================================================================
TELECOMMUNICATIONS (0.2%)
   Song Networks Holding AB                                            23,546(g)                  221
=====================================================================================================
WIRELESS COMMUNICATIONS (0.2%)
   Motient Corp.                                                       41,105(g)                  167
=====================================================================================================
TOTAL COMMON STOCKS
   (Cost $456)                                                                                    388
=====================================================================================================
PREFERRED STOCKS (2.6%)
-----------------------------------------------------------------------------------------------------
BROADCASTING (0.6%)
   Paxson Communications
     Corp., PIK 14.25%                                                     73                     671
=====================================================================================================
TELECOMMUNICATIONS(0.0%)
   Song Networks Holding AB,
     0.00% (Convertible)                                               10,692(e)(f)(g)             50
=====================================================================================================
UTILITIES (1.1%)
   TNP Enterprises, Inc.,
     PIK 14.50%                                                         1,071                   1,157
=====================================================================================================
WIRELESS COMMUNICATIONS (0.9%)
   Dobson Communications
     Corp., 6.00% (Convertible)                                           888(a)                  160
   Dobson Communications
     Corp., PIK 13.00%                                                    719                     773
-----------------------------------------------------------------------------------------------------
                                                                                                  933
=====================================================================================================
TOTAL PREFERRED STOCKS
   (Cost $1,481)                                                                                2,811
=====================================================================================================

                                                                       NO. OF                   VALUE
                                                                     WARRANTS                   (000)
-----------------------------------------------------------------------------------------------------
WARRANTS (0.0%)
-----------------------------------------------------------------------------------------------------
METALS (0.0%)
   Republic Technologies
     International LLC,
       expiring 7/15/09                                                 7,200(a)(f)(g)  $          --@
=====================================================================================================
UTILITIES (0.0%)
   SW Acquisition LP,
     expiring 4/1/11                                                    1,677(a)(g)                 2
=====================================================================================================
WIRELESS COMMUNICATIONS (0.0%)
   Occidente y Caribe Celular,
     expiring 3/15/04                                                 102,000(g)(f)                --@
=====================================================================================================
TOTAL WARRANTS
   (Cost $75)                                                                                       2
=====================================================================================================

                                                                         FACE
                                                                       AMOUNT
                                                                        (000)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.9%)
-----------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.7%)
   J.P. Morgan Securities, Inc.,
     0.75%, dated 12/31/03,
     due 1/02/04, repurchase
     price $1,822                                               $       1,822(h)                1,822
=====================================================================================================
U.S. TREASURY BILLS (0.2%)
   United States Treasury Bill,
     0.94%, 1/15/04                                                       100                     100
     1.00%, 3/25/04                                                       100                     100
-----------------------------------------------------------------------------------------------------
                                                                                                  200
=====================================================================================================
TOTAL SHORT TERM INVESTMENTS
   (Cost $2,022)                                                                                2,022
=====================================================================================================
TOTAL INVESTMENTS (100.0%)
   (Cost $103,732)                                                                            107,121
=====================================================================================================

8   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Net Assets (cont'd)            STATEMENT OF NET ASSETS
                                            December 31, 2003

                                                                       AMOUNT                  AMOUNT
                                                                        (000)                   (000)
-----------------------------------------------------------------------------------------------------
OTHER ASSETS
   Interest Receivable                                          $       2,203
   Receivable for
     Investments Sold                                                     149
   Other                                                                    3           $       2,355
=====================================================================================================
LIABILITIES
   Payable For:
     Reverse Repurchase
       Agreements                                                     (25,964)
     Dividends Declared                                                (1,523)
     Net Unrealized Depreciation
       on Foreign Currency
       Contracts                                                         (324)
     Bank Overdraft                                                       (96)
     Investment Advisory Fees                                             (49)
     Directors' Fees and
       Expenses                                                           (37)
     Due to Broker                                                        (29)
     Administrative Fees                                                   (7)
     Custodian Fees                                                        (3)
     Other Liabilities                                                    (42)                (28,074)
=====================================================================================================
NET ASSETS
   Applicable to 11,700,448, issued and
     outstanding $ 0.01 par value shares
     (100,000,000 shares authorized)                                                    $      81,402
=====================================================================================================
NET ASSET VALUE PER SHARE                                                               $        6.96
=====================================================================================================
AT DECEMBER 31, 2003, NET ASSETS CONSISTED OF:

   Common Stock                                                                         $         117
   Paid-in Capital                                                                            156,101
   Undistributed (Distributions in Excess of) Net
     Investment Income                                                                         (1,047)
   Accumulated Net Realized Gain (Loss)                                                       (76,716)
   Unrealized Appreciation (Depreciation) on
     Investments, Futures and Foreign Currency
     Contracts and Translations                                                                 2,947
=====================================================================================================
TOTAL NET ASSETS                                                                        $      81,402
=====================================================================================================

(a)    -- 144A Security - Certain conditions for public sale may exist.
(b) -- Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of December 31, 2003. See note A-3 to financial statements
(c) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2003. Maturity date disclosed is ultimate maturity.
(d)    -- Security is in default.
(e) -- Variable/floating rate security - rate disclosed is as of December 31, 2003.
(f) -- Securities valued at fair value - see note A-1 to financial statements. At December 31, 2003, the Fund held $57,000 of fair-valued securities, representing 0.07% of net assets.
(g)    -- Non-income producing.
(h) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@      -- Amount is less than $500.
EUR    -- Euro
PIK    -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
  The Fund had the following futures contracts open at period end:

                                                                 NET
                                                              UNREALIZED
                   NUMBER                                    APPRECIATION
                     OF         VALUE         EXPIRATION    (DEPRECIATION)
                  CONTRACTS     (000)            DATE           (000)
--------------------------------------------------------------------------------
 SHORT:
 5 Year U.S.
Treasury Note            22    $2,456          March-04          $(5)
 10 Year U.S.
Treasury Note            29     3,256          March-04          (18)
--------------------------------------------------------------------------------
                                                                 (23)
================================================================================

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  The Fund had the following foreign currency exchange contract(s) open at period end:

CURRENCY                                IN                         NET
   TO                                 EXCHANGE                 APPRECIATION
 DELIVER       VALUE    SETTLEMENT      FOR          VALUE    (DEPRECIATION)
  (000)        (000)       DATE        (000)         (000)        (000)
--------------------------------------------------------------------------------
EUR 1,260     $ 1,584     1/26/04    US$  1,510     $ 1,510       $(74)
EUR 1,365       1,716     1/26/04    US$  1,612       1,612       (104)
EUR 1,790       2,250     1/26/04    US$  2,108        2,10       (142)
SEK 2,000         277     3/19/04    US$    273         273         (4)
-------------------------------------------------------------------------------
              $ 5,827                               $ 5,503      $(324)
===============================================================================

SEK -- Swedish Krona

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.   9

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Operations                     Financial Statements

                                                                                                             YEAR ENDED
                                                                                                      DECEMBER 31, 2003
                                                                                                                  (000)
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest                                                                                                    $  8,905
   Dividends                                                                                                         87
=======================================================================================================================
      TOTAL INCOME                                                                                                8,992
=======================================================================================================================
EXPENSES
   Investment Advisory Fees                                                                                         523
   Interest Expense on Reverse Repurchase Agreements                                                                339
   Professional Fees                                                                                                 78
   Administrative Fees                                                                                               50
   Stockholder Servicing Agent                                                                                       29
   Stockholder Reporting Expenses                                                                                    25
   Custodian Fees                                                                                                    23
   Directors' Fees and Expenses                                                                                      11
   Interest Expense                                                                                                   3
   Other Expenses                                                                                                    37
=======================================================================================================================
      TOTAL EXPENSES                                                                                              1,118
=======================================================================================================================
        NET INVESTMENT INCOME                                                                                     7,874
=======================================================================================================================
NET REALIZED GAIN (LOSS) ON:
   Investments                                                                                                  (20,724)
   Foreign Currency Transactions                                                                                   (702)
   Futures Contracts                                                                                               (363)
=======================================================================================================================
      NET REALIZED GAIN (LOSS)                                                                                  (21,789)
=======================================================================================================================
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
   Investments                                                                                                   37,707
   Foreign Currency Translations                                                                                    (35)
   Futures Contracts                                                                                                380
=======================================================================================================================
      CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                           38,052
=======================================================================================================================
NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                    16,263
=======================================================================================================================
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                             $ 24,137
=======================================================================================================================

Statement of Changes in Net Assets

                                                                                        YEAR ENDED           YEAR ENDED
                                                                                 DECEMBER 31, 2002    DECEMBER 31, 2003
                                                                                             (000)                (000)
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net Investment Income                                                                  $  7,874             $  9,027
   Net Realized Gain (Loss)                                                                (21,789)             (45,871)
   Change in Unrealized Appreciation (Depreciation)                                         38,052               24,964
=======================================================================================================================
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       24,137              (11,880)
=======================================================================================================================
Distributions from and/or in excess of:
   Net Investment Income                                                                    (6,671)              (9,048)
=======================================================================================================================
Capital Share Transactions:
   Reinvestment of Distributions (9,704 and 34,465 shares, respectively)                        58                  229
=======================================================================================================================
   TOTAL INCREASE (DECREASE)                                                                17,524              (20,699)
=======================================================================================================================
Net Assets:
   Beginning of Period                                                                      63,878               84,577
=======================================================================================================================
   END OF PERIOD INCLUDING UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET
      INVESTMENT INCOME OF $(1,047) AND $(1,594), RESPECTIVELY)                           $ 81,402             $ 63,878
=======================================================================================================================

10  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Statement of Cash Flows                     Financial Statements

                                                                                                             YEAR ENDED
                                                                                                      DECEMBER 31, 2003
                                                                                                                   (000)
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Proceeds from Sales and Maturities of Long-Term Investments                                                $  69,172
   Purchases of Long-Term Investments                                                                           (65,949)
   Net (Increase) Decrease in Short-Term Investments                                                               (280)
   Net Realized Gain (Loss) on Foreign Currency Transactions                                                       (702)
   Net Realized Gain (Loss) on Futures Contracts                                                                   (363)
   Net Investment Income                                                                                          7,874
   ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net (Increase) Decrease in Receivables Related to Operations                                                   29
      Net Increase (Decrease) in Payables Related to Operations                                                     203
      Accretion/Amortization of Discounts and Premiums                                                             (572)
-----------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                                                      9,412
-----------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Received for Reverse Repurchase Agreements                                                              101,078
   Cash Paid for Reverse Repurchase Agreements                                                                 (104,795)
   Cash Distributions Paid                                                                                       (5,558)
-----------------------------------------------------------------------------------------------------------------------
   Net Cash Used for Financing Activities                                                                        (9,275)
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Cash                                                                                  137
CASH AT BEGINNING OF PERIOD                                                                                        (137)
-----------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                         $      --
=======================================================================================================================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.  11

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Selected Per Share Data and Ratios          Financial Highlights

                                                                                     YEAR ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                      2003       2002        2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $  5.46    $  7.26     $  9.31       $  12.73      $  13.62
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                 0.67+      0.78+       1.15           1.26          1.28
Net Realized and Unrealized Gain (Loss) on Investments                1.40      (1.80)      (2.01)         (3.38)        (0.44)
------------------------------------------------------------------------------------------------------------------------------
      Total from Investment Operations                                2.07      (1.02)      (0.86)         (2.12)         0.84
------------------------------------------------------------------------------------------------------------------------------
Distributions from and/or in excess of:
   Net Investment Income                                             (0.57)     (0.78)      (1.19)         (1.30)        (1.38)
------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Shares issued through Rights
   Offering                                                             --         --          --             --          0.32
------------------------------------------------------------------------------------------------------------------------------
Offering Costs                                                          --         --          --             --         (0.03)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $  6.96    $  5.46     $  7.26       $   9.31      $  12.73
==============================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD                              $  6.55    $  5.38     $  8.04       $   9.44      $  11.06
==============================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                                                      33.13%    (24.16)%     (2.82)%        (4.02)%      (18.14)%
   Net Asset Value (1)                                               39.29%    (14.69)%    (11.05)%       (17.72)%        6.34%
==============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)                              $81,402    $63,878     $84,577       $107,840      $147,289
------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                               1.50%      2.92%       4.02%          3.84%         2.99%
Ratio of Expenses Excluding Interest Expense to Average Net Assets    1.05%      1.25%       1.17%          1.05%         1.09%
Ratio of Net Investment Income to Average Net Assets                 10.57%     12.69%      13.37%         11.02%         9.43%
Portfolio Turnover Rate                                                 68%        56%         51%            35%           40%

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

+    Per share amount is based on average shares outstanding.

12  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Notes to Financial Statements               December 31, 2003

     Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States. Such policies are consistently followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

     All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

     Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

2. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

3. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Notes to Financial Statements (cont'd)      December 31, 2003

     liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

     At December 31, 2003 the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

                                                                   MATURITY IN
                                                                     LESS THAN
                                                                      365 DAYS
     ---------------------------------------------------------------------------
     Value of Securities Subject to Repurchase                     $25,800,000
     Liability Under Reverse Repurchase
      Agreement                                                    $25,964,000
     Weighted Average Days to Maturity                                      12

     The weighted average weekly balance of reverse repurchase agreements outstanding during the year ended December 31, 2003, was approximately $27,382,000 at a weighted average weekly interest rate of 1.64%.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund have utilized and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Notes to Financial Statements (cont'd)      December 31, 2003

     restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

7. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

8. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

9. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to stockholders are recorded on the ex-dividend date.

B. ADVISER: Morgan Stanley Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. ADMINISTRATOR: JPMorgan Chase Bank, through its corporate affiliate J.P. Morgan Investor Services Co. (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. The Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.02435% of the Fund's average weekly net assets, plus $24,000 per annum. In addition, the Fund is charged for certain out-of-pocket expenses incurred by the Administrator on its behalf. An employee of the Administrator is an Officer of the fund.

D. CUSTODIAN: JPMorgan Chase Bank and its affiliates serve as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Notes to Financial Statements (cont'd)      December 31, 2003

to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2003 and 2002 were as follows:

      2003 DISTRIBUTIONS           2002 DISTRIBUTIONS
          PAID FROM:                   PAID FROM:
            (000)                        (000)
    -----------------------     ------------------------
                  LONG-TERM                    LONG-TERM
       ORDINARY     CAPITAL        ORDINARY      CAPITAL
         INCOME        GAIN          INCOME         GAIN
    ----------------------------------------------------
         $6,671         $--          $9,048          $--

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassifications among undistributed (distributions in excess of) net investment income (or accumulated net investment loss), accumulated net realized gain (loss) and paid-in capital. At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

        UNDISTRIBUTED                 UNDISTRIBUTED
       ORDINARY INCOME           LONG-TERM CAPITAL GAIN
            (000)                         (000)
    ----------------------------------------------------
             $115                          $--
    ----------------------------------------------------

At December 31, 2003, the Federal income tax cost basis of securities was $103,940,000 and, accordingly, net unrealized appreciation for Federal income tax purposes was $3,181,000 of which $11,235,000 related to appreciated securities and $8,054,000 related to depreciated securities.

At December 31, 2003, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $72,207,000 available to offset future capital gains of which $1,337,000 will expire on December 31, 2007, $4,197,000 will expire on December 31, 2008, $4,214,000 to expire on December 31, 2009, $24,375,000 will expire on December 31, 2010 and $38,084,000 will expire on December 31, 2011.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryforward period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2003, the Fund deferred to January 1, 2004, for U.S. Federal income tax purposes, post-October capital losses of $3,413,000 and post-October currency losses of $82,000.

F. OTHER: During the year ended December 31, 2003, the Fund made purchases and sales totaling approximately $65,949,000 and $69,036,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities.

A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

On December 15, 2003, the Board of Directors declared a distribution of $0.1302 per share, derived from net investment income, payable on January 9, 2004, to stockholders of record on December 24, 2003.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 2003, the percentage of dividends that qualify for the 70% dividend received deduction for corporate stockholders for the Fund is 1.19%.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Independent Auditors' Report                December 31, 2003

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF
MORGAN STANLEY HIGH YIELD FUND, INC.

We have audited the accompanying statement of net assets of Morgan Stanley High Yield Fund, Inc. (the "Fund") as of December 31, 2003, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1999 were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley High Yield Fund, Inc. at December 31, 2003, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP


Boston, Massachusetts
February 11, 2004

                                            MORGAN STANLEY HIGH YIELD FUND, INC.
Director and Officer Information
(Unaudited)                                 Overview

Independent Directors:

                                                                                     NUMBER OF
                                                                                     PORTFOLIOS
                                                                                     IN
                                        TERM OF                                      FUND
                                        OFFICE AND                                   COMPLEX
                            POSITION(S) LENGTH OF                                    OVERSEEN
NAME, AGE AND ADDRESS OF    HELD WITH   TIME        PRINCIPAL OCCUPATION(S) DURING   BY            OTHER DIRECTORSHIPS HELD
DIRECTOR                    REGISTRANT  SERVED*     PAST 5 YEARS                     DIRECTOR**    BY DIRECTOR
--------------------------- ----------- ----------  -------------------------------  -----------   -----------------------------
Michael Bozic (62)          Director    Director    Retired; Director or Trustee of  208           Director of Weirton Steel
c/o Kramer Levin Naftalis &             since 2003  the Retail Funds and the                       Corporation.
Frankel LLP                                         Institutional Funds; formerly
Counsel to the Independent                          Vice Chairman of Kmart
Directors                                           Corporation, Chairman and Chief
919 Third Avenue                                    Executive Officer of Levitz
New York, NY 10022                                  Furniture Corporation and
                                                    President and Chief
                                                    Executive Officer of
                                                    Hills Department Stores;
                                                    formerly variously
                                                    Chairman, Chief
                                                    Executive Officer,
                                                    President and Chief
                                                    Operating Officer of the
                                                    Sears Merchandise Group
                                                    of Sears, Roebuck & Co.

Edwin J. Garn (71)          Director    Director    Director or Trustee of the       208           Director of Franklin time
Summit Ventures LLC                     since 2003  Retail Funds and the                           management systems), BMW
One Utah Center                                     Institutional Funds; member of                 Bank of North America,
201 South Main Street                               the Utah Regional Advisory                     Inc. (industrial loan
Salt Lake City, UT 84111                            Board of Pacific Corp.;                        corporation), United Space
                                                    formerly United States Senator                 Alliance (joint venture
                                                    (R-Utah) and Chairman, Senate                  between Lockheed Martin
                                                    Banking Committee, Mayor of                    and The Boeing Company)
                                                    Salt Lake City, Utah,                          and Nuskin Asia Pacific
                                                    Astronaut, Space Shuttle                       (multilevel marketing);
                                                    Discovery and Vice Chairman,                   member of the board of
                                                    Huntsman Corporation (chemical                 various civic and
                                                    company).                                      charitable organizations.

Wayne E. Hedien (69)        Director    Director    Retired; Director or Trustee of  208           Director of  the PMI Group
WEH Associates                          since 2003  the Retail Funds and the                       Inc. (private mortgage
5750 Old Orchard Road                               Institutional Funds; formerly                  insurance); Trustee and Vice
Suite 530                                           associated with the Allstate                   Chairman of the Field Museum
Skokie, IL 60077                                    Companies, most recently as                    of Natural History; director
                                                    Chairman of The Allstate                       of various other business and
                                                    Corporation and Chairman and                   charitable organizations.
                                                    Chief Executive Officer of its
                                                    wholly-owned subsidiary,
                                                    Allstate Insurance Company.

Dr. Manuel H. Johnson (54)  Director    Director    Chairman of the Audit Committee  208           Director of  NVR, Inc.
Johnson Smick                           since 2003  and Director or Trustee of the                 construction); Chairman
International, Inc.                                 Retail Funds and the                           and Trustee of the
2099 Pennsylvania Avenue,                           Institutional Funds; Senior                    Financial Accounting
NW Suite 950                                        Partner, Johnson Smick                         Foundation (oversight
Washington, D.C. 20006                              International, Inc. (consulting                organization of the
                                                    firm); Co-Chairman and a                       Financial Accounting
                                                    founder of the Group of Seven                  Standards Board); Director
                                                    Council (G7C), an international                of RBS Greenwich Capital
                                                    economic commission; formerly                  Holdings (financial
                                                    Vice Chairman of the Board of                  holdings company).
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S. Treasury.

Joseph J. Kearns (61)       Director    Director    Deputy Chairman of the Audit     209           Director of Electro Rent
Kearns & Associates LLC                 since 1994  Committee and Director or                      Corporation (equipment
PMB754                                              Trustee of the Retail Funds and                leasing), The Ford Family
23852 Pacific Coast Hwy.                            the Institutional Funds;                       Foundation and the UCLA
Malibu, CA 90265                                    previously Chairman of the                     Foundation.
                                                    Audit Committee of the
                                                    Institutional Funds; President,
                                                    Kearns & Associates LLC
                                                    (investment consulting);
                                                    formerly CFO of The J. Paul
                                                    Getty Trust.

Michael Nugent (67)         Director    Director    Chairman of the Insurance        208           Director of various business
Triumph Capital, L.P.                   since 2001  Committee and Director or                      organizations.
445 Park Avenue, 10th Floor                         Trustee of the Retail Funds and
New York, NY 10022                                  the Institutional Funds;
                                                    General Partner of Triumph
                                                    Capital, L.P., (private
                                                    investment partnership);
                                                    formerly Vice President,
                                                    Bankers Trust Company and BT
                                                    Capital Corporation.

Fergus Reid (71)            Director    Director    Chairman of the Governance       209           Trustee and Director of
Lumelite Plastics                       since 2001  Committee Director or Trustee                  certain investment
85 Charles Coleman Blvd.                            of the Retail Funds and the                    companies in the JPMorgan
Pawling, NY 12564                                   Institutional Funds; Chairman                  Funds complex managed by
                                                    of Lumelite Plastics                           JP Morgan Investment
                                                    Corporation.                                   Management Inc.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Director and Officer Information (cont'd)   Overview

Interested Directors:

                                               TERM OF                                             NUMBER OF
                                               OFFICE AND                                          PORTFOLIOS IN
                                               LENGTH OF                                           FUND COMPLEX
NAME, AGE AND ADDRESS OF      POSITION(S) HELD TIME           PRINCIPAL OCCUPATION(S) DURING PAST  OVERSEEN BY   OTHER DIRECTORSHIPS
DIRECTOR                      WITH REGISTRANT  SERVED*        5 YEARS                              DIRECTOR**    HELD BY DIRECTOR
----------------------------- ---------------- -------------- -----------------------------------  ------------- -------------------
Charles A. Fiumefreddo (70)   Chairman and     Chairman and   Chairman and Director or Trustee     208           None
Morgan Stanley Funds          Director         Director since of the Retail Funds and the
Harborside Financial Center                    2003           Institutional Funds; formerly
Plaza Two 3rd Floor                                           Chief Executive Officer of the
Jersey City, NJ 07311                                         Retail Funds.

James F. Higgins (55)         Director         Director since Director or Trustee of the Retail    208           Director of AXA
Morgan Stanley                                 2003           Funds and the Institutional Funds;                 Financial, Inc.
Harborside Financial Center                                   Senior Advisor of Morgan Stanley;                  and The Equitable
Plaza Two 2nd Floor                                           Director of Morgan Stanley                         Life Assurance
Jersey City, NJ 07311                                         Distributors Inc. and Dean Witter                  Society of the
                                                              Realty Inc.; previously President                  United States
                                                              and Chief Operating Officer of the                 (financial
                                                              Private Client Group of Morgan                     services).
                                                              Stanley and President and Chief
                                                              Operating Officer of Individual
                                                              Securities of Morgan Stanley.

Philip J. Purcell (60)        Director         Director since Director or Trustee of the Retail    208           Director of
Morgan Stanley                                 2003           Funds and the Institutional Funds;                 American Airlines,
1585 Broadway 39th Floor                                      Chairman of the Board of Directors                 Inc. and its
New York, NY 10036                                            and Chief Executive Officer of                     parent company,
                                                              Morgan Stanley and Morgan Stanley                  AMR Corporation.
                                                              DW Inc.; Director of Morgan
                                                              Stanley Distributors Inc.;
                                                              Chairman of the Board of Directors
                                                              and Chief Executive Officer of
                                                              Novus Credit Services Inc.;
                                                              Director and/or officer of various
                                                              Morgan Stanley subsidiaries.


* Each Director serves an indefinite term, until his or her successor is elected.
** The Fund Complex includes all funds advised by Morgan Stanley Investment Management Inc. and any funds that have an investment adviser that is an affiliated entity of Morgan Stanley Investment Management Inc. (including, but not limited to, Morgan Stanley Investment Advisors Inc. and Van Kampen Asset Management Inc.).
*** Additionally, a description of the Fund's proxy voting policies and procedures is available without charge at our website at www.morganstanley.com/im/legal, at the SEC's website at www.sec.gov or by calling 1(800) 281-2715.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Director and Officer Information (cont'd)   Overview

Officers:

                                                              TERM OF OFFICE AND
                                            POSITION(S) HELD  LENGTH OF TIME
NAME, AGE AND ADDRESS OF EXECUTIVE OFFICER  WITH REGISTRANT   SERVED*             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------------  ----------------  ------------------  --------------------------------------------------
Mitchell M. Merin (50)                      President         President since     President and Chief Operating Officer of Morgan
Morgan Stanley Investment Management Inc.                     2003                Stanley Investment Management Inc.; President,
1221 Avenue of the Americas 33rd Floor                                            Director and Chief Executive Officer of Morgan
New York, NY 10020                                                                Stanley Investment Advisors Inc. and Morgan
                                                                                  Stanley Services Company Inc.; Chairman, Chief
                                                                                  Executive Officer and Director of Morgan Stanley
                                                                                  Distributors Inc.; Chairman and Director of
                                                                                  Morgan Stanley Trust; Director of various Morgan
                                                                                  Stanley subsidiaries; President of the
                                                                                  Institutional Funds and the Retail Funds; Trustee
                                                                                  and President of the Van Kampen Open-End and
                                                                                  Closed-End funds.

Ronald E. Robison (64)                      Executive Vice    Executive Vice      Chief Global Operations Officer and Managing
Morgan Stanley Investment Management Inc.   President and     President and       Director of Morgan Stanley Investment Management
1221 Avenue of the Americas 33rd Floor      Principal         Principal           Inc.; Managing Director of Morgan Stanley & Co.
New York, NY 10020                          Executive         Executive Officer   Incorporated; Managing Director of Morgan
                                            Officer           since 2003          Stanley; Managing Director, Chief Administrative
                                                                                  Officer and Director of Morgan Stanley
                                                                                  Investment Advisors Inc. and Morgan Stanley
                                                                                  Services Company Inc.; Chief Executive Officer
                                                                                  and Director of Morgan Stanley Trust; Executive
                                                                                  Vice President and Principal Executive Officer
                                                                                  of the Institutional Funds and the Retail Funds;
                                                                                  previously President and Director of the
                                                                                  Institutional Funds.

Barry Fink (48)                             Vice President    Vice President      General Counsel and Managing Director of Morgan
Morgan Stanley Investment Management Inc.                     since 2003          Stanley Investment Management; Managing
1221 Avenue of the Americas 22nd Floor                                            Director, Secretary and Director of Morgan
New York, NY 10020                                                                Stanley Investment Advisors Inc. and Morgan
                                                                                  Stanley Services Company Inc.; Assistant
                                                                                  Secretary of Morgan Stanley DW Inc.; Vice
                                                                                  President and General Counsel of the Retail
                                                                                  Funds; Vice President of the Institutional
                                                                                  Funds; Vice President and Secretary of Morgan
                                                                                  Stanley Distributors Inc.; previously Secretary
                                                                                  of the Retail Funds; previously Vice President
                                                                                  and Assistant General Counsel of Morgan Stanley
                                                                                  Investment Advisors Inc. and Morgan Stanley
                                                                                  Services Company Inc.

Joseph J. McAlinden (60)                    Vice President    Vice President      Managing Director and Chief Investment Officer
Morgan Stanley Investment Management Inc.                     since 2003          of Morgan Stanley Investment Advisors Inc. and
1221 Avenue of the Americas 33rd Floor                                            Morgan Stanley Investment Management Inc.;
New York, NY 10020                                                                Director of Morgan Stanley Trust, Chief
                                                                                  Investment Officer of the Van Kampen Funds; Vice
                                                                                  President of the Institutional Funds and the
                                                                                  Retail Funds.

Stefanie V. Chang (36)                      Vice President    Vice President      Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     since 2001          Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc.; Vice President of the
New York, NY 10020                                                                Institutional Funds and the Retail Funds;
                                                                                  formerly practiced law with the New York
                                                                                  law firm of Rogers & Wells (now Clifford
                                                                                  Chance US LLP).

James W. Garrett (34)                       Treasurer and     Treasurer since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.   Chief Financial   2002 CFO since      Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 34th Floor      Officer           2003                Management Inc.; Treasurer and Chief Financial
New York, NY 10020                                                                Officer of the Institutional Funds; previously
                                                                                  with Price Waterhouse LLP (now
                                                                                  PricewaterhouseCoopers LLP).

Michael J. Leary (37)                       Assistant         Assistant           Assistant Director and Vice President of Fund
J.P. Morgan Investor Services Co.           Treasurer         Treasurer since     Administration, J.P. Morgan Investor Services
73 Tremont Street                                             2003                Co. (formerly Chase Global Funds Company);
Boston, MA 02108                                                                  formerly Audit Manager at Ernst & Young LLP.

Mary E. Mullin (36)                         Secretary         Secretary since     Executive Director of Morgan Stanley & Co.
Morgan Stanley Investment Management Inc.                     2001                Incorporated and Morgan Stanley Investment
1221 Avenue of the Americas 22nd Floor                                            Management Inc.; Secretary of the Institutional
Floor New York, NY 10020                                                          Funds and the Retail Funds; formerly practiced
                                                                                  law with the New York law firms of McDermott,
                                                                                  Will & Emery and Skadden, Arps, Slate, Meagher
                                                                                  & Flom LLP.

------------------------------
* Each Officer serves an indefinite term, until his or her successor is elected.

                                            MORGAN STANLEY HIGH YIELD FUND, INC.

Dividend Reinvestment and Cash Purchase Plan

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:


Morgan Stanley High Yield Fund, Inc.
American Stock Transfer & Trust Company
Dividend Reinvestment and Cash Purchase Plan
59 Maiden Lane
New York, New York 10030
1-800-278-4353

ITEM 2.  CODE OF ETHICS.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) The Fund has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Fund has not granted a waiver or an implicit waiver from a provision of its Code of Ethics.

(e)  Not applicable.

(f)

     (1)  The Fund Code of Ethics is attached hereto as Exhibit A.

     (2)  Not applicable.

     (3)  Not applicable.

For Retail and Institutional Funds

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors has determined that it has two "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Dr. Manuel H. Johnson and Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

          2003

                                                           REGISTRANT     COVERED ENTITIES(1)
             AUDIT FEES                                    $   44,805            N/A

             NON-AUDIT FEES
                  AUDIT-RELATED FEES                       $        0     $   93,000(2)
                  TAX FEES                                 $    2,575(3)  $  163,414(4)
                  ALL OTHER FEES                           $        0     $  341,775(5)
             TOTAL NON-AUDIT FEES                          $    2,575     $  598,189

             TOTAL                                         $   47,380     $  598,189

          2002

                                                           REGISTRANT     COVERED ENTITIES(1)
             AUDIT FEES                                    $   43,500            N/A

             NON-AUDIT FEES
                  AUDIT-RELATED FEES                       $        0     $  179,000(2)
                  TAX FEES                                 $    7,000(3)  $        0
                  ALL OTHER FEES                           $        0     $  595,150(6)
             TOTAL NON-AUDIT FEES                          $    7,000     $  774,150

             TOTAL                                         $   50,500     $  774,150

             N/A- Not applicable, as not required by Item 4.

             (1) Covered Entities include the Adviser (excluding sub-advisors)
                 and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

             (2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

             (3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax return. For 2002 this amount includes $4,500 related to Tax Advice regarding distressed securities.

             (4) Tax Fees represent tax advice services provided to Covered
                 Entities, including research and identification of Passive Foreign Investment Company entities.

             (5) All Other Fees represent attestation services provided in connection with performance presentation standards.

             (6) All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                                 AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                  MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                           AS ADOPTED JULY 31, 2003(1)

1.     STATEMENT OF PRINCIPLES

       The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.

       The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("GENERAL PRE-APPROVAL"); or require the specific pre-approval of the Audit Committee or its delegate ("SPECIFIC PRE-APPROVAL"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.


----------
(1) This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "POLICY"), adopted as of the date above, supercedes and replaces all prior versions that may have been adopted from time to time.

       For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

       The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

       The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

       The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

       The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2.     DELEGATION

       As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.     AUDIT SERVICES

       The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

       In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

       The Audit Committee has pre-approved the following Audit services. All other Audit services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

   -   Statutory audits or financial audits for the Fund
   - Services associated with SEC registration statements (including new funds), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters
   - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be "audit related" services rather than "audit" services)

4.     AUDIT-RELATED SERVICES

       Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

       The Audit Committee has pre-approved the following Audit-related services. All other Audit-related services not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):

   - Attest procedures not required by statute or regulation (including agreed upon procedures related to the Closed-End Fund asset coverage tests required by the rating agencies and/or lenders and agreed upon procedures related to fund profitability analysis in connection with 15c management contract renewal process
   - Services associated with registration statement with Japanese regulatory authorities, including issuance of consent and opinion for Morgan Stanley Asia-Pacific Fund
   -   Due diligence services pertaining to potential fund mergers
   -   Issuance of SAS-70 reports on internal controls of a service provider
   - Consultations by the Fund's management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be "audit" services rather than "audit-related" services)
   - Information systems reviews not performed in connection with the audit (e.g., application data center and technical reviews)
   - General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act

5.     TAX SERVICES

       The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

       Pursuant to the preceding paragraph, the Audit Committee has pre-approved the following Tax Services. All Tax services involving large and complex transactions not listed below must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies):

   -   U.S. federal, state and local tax planning and advice
   -   U.S. federal, state and local tax compliance
   -   International tax planning and advice
   -   International tax compliance
   - Review/preparation of federal, state, local and international income, franchise, and other tax returns
   -   Identification of Passive Foreign Investment Companies
   -   Preparation of local Indian Tax Returns
   -   Domestic and foreign tax planning, compliance, and advice
   - Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies
   - Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund's tax compliance function)
   - Review the calculations of taxable income from corporate actions including reorganizations related to bankruptcy filings and provide guidance related to the foregoing

6.     ALL OTHER SERVICES

       The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

       The Audit Committee has pre-approved the following All Other services. Permissible All Other services not listed below must be specifically pre-approved by the

Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated):
   - Risk management advisory services, e.g., assessment and testing of security infrastructure controls

       The following is a list of the SEC's prohibited non-audit services. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions:
   - Bookkeeping or other services related to the accounting records or financial statements of the audit client
   -   Financial information systems design and implementation
   - Appraisal or valuation services, fairness opinions or contribution-in-kind reports
   -   Actuarial services
   -   Internal audit outsourcing services
   -   Management functions
   -   Human resources
   -   Broker-dealer, investment adviser or investment banking services
   -   Legal services
   -   Expert services unrelated to the audit

7.     PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

       Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.     PROCEDURES

       All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the

Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

       The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

       The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the Independent Auditors' services.

9.     ADDITIONAL REQUIREMENTS

       The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.    COVERED ENTITIES

       Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

       MORGAN STANLEY RETAIL FUNDS
       Morgan Stanley Investment Advisors Inc.
       Morgan Stanley & Co. Incorporated
       Morgan Stanley DW Inc.
       Morgan Stanley Investment Management
       Morgan Stanley Investments LP
       Van Kampen Asset Management Inc.
       Morgan Stanley Services Company, Inc.

       Morgan Stanley Distributors Inc.
       Morgan Stanley Trust FSB

       MORGAN STANLEY INSTITUTIONAL FUNDS
       Morgan Stanley Investment Management Inc.
       Morgan Stanley Investments LP
       Morgan Stanley & Co. Incorporated
       Morgan Stanley Distribution, Inc.
       Morgan Stanley AIP GP LP
       Morgan Stanley Alternative Investment Partners LP

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (attached hereto).

(f)    Not applicable.

(g)    See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED.]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund and its investment advisor's Proxy Voting Policies and Procedures are as follows:

I.   POLICY STATEMENT

INTRODUCTION - Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

PROXY RESEARCH SERVICES - To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

VOTING PROXIES FOR CERTAIN NON-US COMPANIES - While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings;
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II.  GENERAL PROXY VOTING GUIDELINES

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To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A.   MANAGEMENT PROPOSALS

     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          -    Selection or ratification of auditors.

          -    Approval of financial statements, director and auditor reports.

          -    Election of Directors.

          - Limiting Directors' liability and broadening indemnification of Directors.

          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

          -    General updating/corrective amendments to the charter.

          -    Elimination of cumulative voting.

          -    Elimination of preemptive rights.

          - Provisions for confidential voting and independent tabulation of voting results.

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          -    Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

          CAPITALIZATION CHANGES

          - Capitalization changes that eliminate other classes of stock and voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if:
               (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          -    Proposals for share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          COMPENSATION

          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

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          -    Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

          - Establishment of Employee Stock Option Plans and other employee ownership plans.

          ANTI-TAKEOVER MATTERS

          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

          -    Adoption of anti-greenmail provisions provided that the proposal:
               (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted AGAINST (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

          - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          -    Creation of "blank check" preferred stock.

          -    Changes in capitalization by 100% or more.

          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

          -    Proposals to indemnify auditors.

     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

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          CORPORATE TRANSACTIONS

          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

               (i)   Whether the stock option plan is incentive based;

               (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

               (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

          ANTI-TAKEOVER PROVISIONS

          -    Proposals requiring shareholder ratification of poison pills.

          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B.   SHAREHOLDER PROPOSALS

     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

          -    Requiring auditors to attend the annual meeting of shareholders.

          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

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          -    Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

          -    Confidential voting.

          -    Reduction or elimination of supermajority vote requirements.

     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

          -    Proposals that limit tenure of directors.

          -    Proposals to limit golden parachutes.

          - Proposals requiring directors to own large amounts of stock to be eligible for election.

          -    Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

          - Proposals that limit retirement benefits or executive compensation.

          -    Requiring shareholder approval for bylaw or charter amendments.

          - Requiring shareholder approval for shareholder rights plan or poison pill.

          -    Requiring shareholder approval of golden parachutes.

          -    Elimination of certain anti-takeover related provisions.

          -    Prohibit payment of greenmail.

     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

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          -    Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

          - Proposals that require inappropriate endorsements or corporate actions.

IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A.   PROXY REVIEW COMMITTEE

     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

               (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters

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               for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

ITEM 8. [RESERVED.]

ITEM 9. CONTROLS AND PROCEDURES.

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(a)  The Fund's chief executive officer and chief financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the Fund's internal control over financial reporting that occurred during the registrant's most recent second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) [Attach the Code of Ethics]

(b)(1) [Attach the 302 Certification of Chief Executive Officer]

(b)(2) [Attach the 302 Certification of Chief Financial Officer]

[Note: the 906 Certifications are not exhibits to the Form but are filed with the Form.]

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Morgan Stanley High Yield Fund, Inc.
            --------------------------------------------------------------------

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Ronald E. Robison
   -----------------------------------------------------------------------------
Name:    Ronald E. Robison
Title:   Principal Executive Officer
Date:    2/18/2004

By: /s/ James W. Garrett
   -----------------------------------------------------------------------------
Name:    James W. Garrett
Title:   Chief Financial Officer
Date:    2/18/2004